Income Taxes	12 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 15: — INCOME TAXES

a.	Corporate income tax rate in Israel:

Taxable income of Israeli companies is subject to corporate income tax at the rate of 23.0% for the years ended March 31, 2021, 2020 and 2019.

b.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company is an “industrial company” as defined by this law and, as such, is entitled to certain income tax benefits, mainly increased depreciation rates in respect of machinery and equipment (as prescribed by regulations published under the Inflationary Adjustments Law) and the right to claim public issuance expenses, amortization of acquired patents and other intangible property rights as deductions for tax purposes.

c.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (“the Investments Law”):

Various production and development facilities of the Company have been granted “Approved Enterprise” and “Benefited Enterprise” status, which provided certain benefits, including tax exemptions and reduced tax rates for a defined period. The benefits available to an Approved Enterprise and Benefited Enterprise relate only to taxable income attributable to the specific investment program and are conditioned upon terms stipulated in the Investments Law and the related regulations and the criteria set forth in the applicable certificate of approval (for an Approved Enterprise).  If the Company does not fulfill these conditions, in whole or in part, the benefits can be cancelled and the Company may be required to pay additional tax to refund the benefits, in an amount linked to the Israeli consumer price index plus interest and potential penalties.

The Company qualified as a foreign investors’ company, or FIC. FICs are entitled to further reductions in the tax rate normally applicable to Approved or Benefited Enterprises, depending on the level of foreign ownership.  The tax rate ranges between 10% (when foreign ownership is 90% or more) to 25% (when the foreign ownership is below 49%).

In the years ended March 31, 2020 and 2019, the Company had two active plans, one Approved Enterprise under the Alternative Benefits Program (Plan 5) and one Benefited Enterprise (Plan 6), granting us a package of benefits, subject to compliance with applicable requirements.  Under Plan 5 (benefit period starting 2007), the Company was entitled to an exemption from corporate income tax on undistributed profits for a period of two years following implementation of such plan and to a reduced tax rate of 10% to 25% (depending on the level of foreign investment) for eight additional years thereafter.  With respect to Plan 5, given the high level of investments in such plan, we met the conditions to qualify as a "High Level Foreign Investment Company" which entitled Plan 5 to an additional 5 years of benefits, subject to receipt of approval from the Israeli Investment Center (“IIC,” now called the "Authority for Investments and Development of the Economy and Industry").  On November 5, 2019, we received the approval from the IIC regarding the 5 year extension of Plan 5, subject to meeting certain pre-agreed additional conditions that will be examine by the IIC at the end of the extension period.  Under Plan 6 (benefit period starting 2010), the Company was entitled to an exemption from corporate income tax on undistributed profits for a period of two years and a reduced tax rate of 10% to 25% (depending on the level of foreign investment) for eight additional years thereafter.

The entitlement to these benefits was conditional upon the Company fulfilling the requirements of the Investments Law, regulations published thereunder and the certificate of approval for the specific investments in the case of Approved Enterprises.  In the event of failure to comply with these requirements, the benefits may be reduced or canceled and the Company may be required to refund the amount of the benefits it received, in whole or in part, including linkage and interest.  As of March 31, 2021, Management believes that the Company complied with all of the aforementioned requirements.

The “Approved Enterprise” and “Benefited Enterprise” statuses were applicable to our production and development facilities through the year ending on March 31, 2020, as the Company made an irrevocable election to forego previously granted benefits and apply the tax benefits under the 2011 Amendment and/or the 2017 Amendment.

If the Company pays a dividend, the source of which is income derived from the Approved and/or Benefited Enterprises during the tax exempt period, the Company will be subject to corporate tax at the rate ordinarily applicable to the Approved/Benefited Enterprise from which it was exempt, on the gross amount of such dividend.

The Company has decided not to declare dividends out of such tax-exempt income.  Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Approved and/or Benefited Enterprises.

Dividends paid by a company, the source of which is income derived from the Approved Enterprise accrued during the benefits period, are generally subject to withholding tax at a rate of 15% (which is withheld and paid by or on behalf of the company paying the dividend), and such withholding tax may be reduced by an applicable treaty if such dividends were paid during the benefits period or at any time up to 12 years thereafter.  The 12-year limitation does not apply to a FIC.

For the years ended March 31, 2021 and 2020, income not eligible for Approved/Benefited/Special Preferred Technological Enterprise benefits is taxed at the regular corporate income tax rate.

d.	The New Incentives Regime—Amendment 68 to the Investment Law

Under Amendment 68 to the Investment Law (“Amendment 68”), upon an irrevocable election made by a company, a uniform corporate tax rate will apply to all qualifying industrial income of such company (an “Industrial Company”), as opposed to the previous law’s incentives, which were limited to income from Approved/Benefited Enterprises during the benefits period.  Under the law, when the election is made, the uniform tax rate for 2014 and onwards will be 9% in areas in Israel designated as Development Zone A (decreased to 7.5% as of January 1, 2017) and 16% elsewhere in Israel.  The decrease of the uniform tax rate to 7.5% was effective for the reporting periods starting April 1, 2017.  The profits of these Industrial Companies will be freely distributable as dividends, subject to withholding tax of 20% or lower, under an applicable tax treaty and a certificate from the ITA allowing for such withholding taxes.  Certain “Special Preferred Enterprise” that meet more stringent criteria (significant investment, R&D or employment thresholds), and will enjoy further reduced tax rates of 5% in Zone A and 8% elsewhere.  In order to be classified as a “Special Preferred Enterprise,” the approval of three governmental authorities in Israel is required.

On August 24, 2020, the Company submitted to the ITA an announcement declaring its irrevocable choice to forego the benefits granted to it prior to the 2011 Amendment, and the application of the tax benefits under the 2011 Amendment and/or the 2017 Amendment, starting with the fiscal year ending March 31, 2020.

e.	The New Technological Enterprise Incentives Regime – 2017 Amendment to the Investment Law

Amendment 73 to the Investment Law (“the 2017 Amendment”), was enacted as part of the Economic Efficiency Law that was published on December 29, 2016, and is effective as of January 1, 2017. The 2017 Amendment is based on the OECD guidelines published as part of the Base Erosion and Profit Shifting (BEPS) project and introduced the incentive regimes of “Preferred Technological Enterprise” and of "Special Preferred Technological Enterprise", as described below. These new regimes are in addition to the other existing post Amendment 68 tax incentives regimes under the Investment Law.

The new incentives regime will apply to "Preferred Technological Enterprises" that meet the “Preferred Enterprise” requirements and certain additional conditions, including all of the following:

1.

The Enterprise’s R&D expenses in the three years prior to the current tax year must be greater than or equal to 7%, on average, out of the total revenue of the Company owning the Enterprise or exceed NIS 75 million (approximately $23 million) per year; and

2.	The Company which owns the Enterprise must also satisfy one of the following conditions:
•	at least 20% of the workforce (or at least 200 employees) are employees of which their salaries are fully allocated to R&D expenses;
•

a venture capital investment of an amount of NIS 8 million (approximately $2.4 million) was previously made in the company, provided that the company did not change its field of business after the investment; or

•

growth in sales (assuming the Company’s sales in the current tax year and in each of the three preceding years was at least NIS 10 million (approximately $3 million)) or workforce (assuming the Company’s workforce in the current tax year and in each of the three preceding years included at least 50 employees) by an average of 25% in the course of three years preceding the tax year in comparison to the prior tax year.

A "Special Preferred Technological Enterprise" is an enterprise that meets the “Preferred Technological Enterprise” conditions, and in addition is a part of a group of companies that have total annual consolidated revenues of at least NIS 10 billion (approximately $3 billion).

Preferred Technological Enterprises will be subject to a corporate tax rate of 7.5% for operations in Development Zone A or 12% for operations outside of Development Zone A with respect to the portion of their income derived from certain types of proprietary IP as defined within the Investment Law and which were generally developed in Israel, while Special Preferred Technological Enterprises will be subject to 6% with respect to income related to such IP, all subject to the “NEXUS approach”.  The withholding tax on dividends from these enterprises will be 4% for dividends paid to a foreign company and the distributing company is held by foreign companies at a rate of at least 90% and for other dividend distributions, the withholding tax rate shall be 20% or a lower rate under a tax treaty, if applicable, and subject to a certificate from the ITA allowing for such withholding taxes.

We have evaluated the likely effect of the 2017 Amendment, as well as the Company’s compliance with the applicable threshold conditions, and believe that the Company qualifies as a Special Preferred Technological Enterprise starting with the fiscal year beginning on April 1, 2020.

f.	Measurement of taxable income under the Income Tax (Inflationary Adjustments) Law, 1985 of Israel:

With respect to the Israeli entity, commencing in taxable year 2003, the Company elected to measure its taxable income and file its tax returns in USD in keeping with Israeli Income Tax Regulations, 1986 (Principles Regarding the Management of Books of Account of Foreign Invested Companies and Certain Partnerships and the Determination of Their Taxable Income).  Such an election was binding to the Company for three years.  Accordingly, commencing taxable year 2003, results for tax purposes are measured in USD terms.  After the initial three-year term, the Company must make the election on an annual basis.  Through taxable year 2020, the Company has consistently elected, for tax purposes, to measure its earnings in USD.

g.	(Loss) income before income taxes is comprised of the following:

	Year ended March 31,
	2021	2020	2019
Domestic (Israel)	$14,338	$99,182	$184,410
Foreign (North America and the Cayman Islands)	(405,411)	198,853	172,444
(Loss) income before taxes	$(391,073)	$298,035	$356,854

h.	Taxes on income are comprised of the following:

	Year ended March 31,
	2021	2020	2019
Current taxes	$5,234	$55,895	$60,203
Prior years' benefits	(3,462)	(9,995)	(2,980)
Deferred income taxes	7,895	7,585	17,509
	$9,667	$53,485	$74,732

Domestic (Israel)	$7,459	$4,177	$33,183
Foreign (North America)	2,208	49,308	41,549
	$9,667	$53,485	$74,732

Included within current and deferred income tax expense are benefits relating to research and development tax credits in Taro Canada of $649, $664 and $867 for the years ended March 31, 2021, 2020 and 2019, respectively.  Taro Canada uses the “flow-through” method and therefore records the benefits in earnings in the period the tax credits are utilized.

On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) which, among other provisions, allows U.S. corporations to carry existing losses back to the preceding five years.  The Company expects to receive a benefit due to the increased value of its losses when carried back to preceding years in which the U.S. federal corporate income tax rate was 35% versus the current 21%.

i.	Reconciliation of the statutory tax rate of the parent company in Israel to the effective consolidated tax rate:

	Year ended March 31,
	2021	2020	2019
Statutory tax rate (in Israel)	23.0%	23.0%	23.0%

(Decrease) increase in effective tax rate due to:
Utilization of net operating losses	2.6%	—	(0.4%)
FX on tax payments	0.8%	0.4%	(0.3%)
Write-down and amortization of TNA transferred IP	0.1%	—	—
Taxable capital gain	0.1%	—	—
Non-deductible expenses (unrecognized income)	(0.1%)	—	—
Change in deferred taxes due to change in tax rate	(0.3%)	—	—
Taxes from prior years	(0.5%)	(0.8%)	0.6%
Uncertain tax positions, net	(0.9%)	(0.6%)	3.4%
Change in valuation allowance on deferred tax asset	(1.2%)	—	—
Different tax rates applicable to non-Israeli subsidiaries	(2.5%)	1.3%	0.8%
Non-deductible portion of settlements	(23.6%)	—	—
Net operating loss carryback (1)	—	(1.3%)	—
Tax benefits from reduced tax rates under benefit programs and other	—	(4.1%)	(6.2%)
Effective consolidated tax rate	(2.5%)	17.9%	20.9%

(1)

Net operating loss carryback is attributed to the CARES Act which was enacted in the U.S. on March 27, 2020.  The CARES Act, among other provisions, allows U.S. corporations to carry existing losses back to the preceding five years.  The Company expects to receive a benefit due to the increased value of its losses when carried back to preceding years in which the U.S. federal corporate income tax rate was 35% versus the current 21%.

j.	Current taxes are calculated at the following combined federal and local rates:

	Year ended March 31,
	2021	2020	2019
On Israeli operations (not including “Approved Enterprise”)	23.0%	23.0%	23.0%
On U.S. operations *	21.0%	21.2%	21.2%
On Canadian operations *	25.0%	25.0%	25.0%

*

The U.S. and Canadian subsidiaries are taxed on the basis of the tax laws prevailing in their countries of residence.  The Canadian subsidiary qualifies for research and development tax credits and manufacturing and processing credits, thereby reducing its effective tax rate.

k.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and carryforward losses.

	March 31,
	2021	2020
Deferred tax assets:
Operating loss carryforward	$35,404	$548
Capital loss carryforward	17,705	17,749
Deferred revenue	17,169	24,765
Property, plant, and equipment	1,438	1,440
Intangible assets	34,836	36,612
Accrued expenses	60,862	45,756
Bad debt allowance	212	583
Hedge accounting	—	792
Marketable securities	—	262
Other, net	10,077	8,506
Total deferred tax assets	177,704	137,013
Valuation allowance for deferred tax assets	(27,857)	(23,338)
Net deferred tax assets	149,847	113,675
Deferred tax liabilities:
Property, plant, and equipment	(8,991)	(10,178)
Marketable securities	(541)	—
Hedge accounting	(17)	—
Other, net	(198)	(199)
Total deferred tax liabilities	(9,747)	(10,377)
Net deferred tax assets	$140,100	$103,298
Domestic (Israel)	$4,888	$4,224
Foreign (North America)	135,212	99,074
	$140,100	$103,298

The deferred income taxes are presented on the Consolidated Balance Sheets as follows:

	March 31,
	2021	2020
Among non-current assets	$142,007	$106,693
Among long-term liabilities	(1,907)	(3,395)
	$140,100	$103,298
l.	Carryforward tax losses:
1.	The Company:

As of March 31, 2021, the Company has $76,978 carryforward capital losses.  Please refer to Note 15.p. for additional information relating to Israel’s carryforward capital losses.

2.	Canadian subsidiary:

As of March 31, 2021, this subsidiary has carryforward losses of $136,714.

3.	U.S. subsidiary

As of March 31, 2021, this subsidiary has carryforward losses of $5,833.

m.	The Company’s Board of Directors has determined that its U.S. subsidiary will not pay any dividends for the foreseeable future.
n.

At March 31, 2021, deferred income taxes were not provided for on a cumulative total of $1.3 billion of the undistributed earnings of Taro Canada, which are not taxable provided earnings remain undistributed.

o.	Foreign withholding taxes have been accrued as necessary by the Company and its subsidiaries.
p.	Federal tax assessments:

The Company completed its tax assessments with the Israeli tax authorities for years through March 31, 2016.    The Company is under examination by the Israeli tax authorities for the years ending March 31, 2017 through March 31, 2019. The Company may be subject to examination by the Israeli tax authorities for the years ending March 31, 2020 and onward.  The Company believes that its tax provision is adequate to satisfy any assessments resulting from examination of these years.

Taro U.S.A. completed its tax assessments with the U.S. tax authorities for the years through March 31, 2015.  The period in which Taro U.S.A.’s tax return for the years ending March 31, 2016 and March 31, 2017 may be examined have expired and these years are no longer subject to federal audit.

Taro Canada completed its tax assessments with the Canadian tax authorities for the periods through March 15, 2017.  The Company’s tax provision was materially adequate to satisfy these assessments.  Taro Canada remains subject to examination by the Canadian tax authorities for periods after March 15, 2017, according to the statute of limitations.  The Company believes that its tax provision is adequate to satisfy any assessments resulting from examinations related to these years.

q.	Uncertain tax positions:

The Company adopted FASB ASC Section 740-10-25, “Income Taxes-Overall-Recognition,” effective January 1, 2007, which prescribes a model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. See Note 2.h.

	Year ended March 31,
	2021	2020	2019
Unrecognized tax exposure at beginning of year	$25,258	$28,188	$16,810
Increases as a result of positions taken in prior period	769	382	1,689
Decreases as a result of positions taken in prior period	(5,025)	(7,913)	(128)
Increases as a result of positions taken in current period	5,919	4,601	9,817
Unrecognized tax exposure at end of year	$26,921	$25,258	$28,188

The total amount of interest and linkage to Consumer Price Index recognized on the Consolidated Statement of Operations for the three years ended March 31, 2021, 2020, and 2019   were $1,236, $1,224, and $323, respectively.  The total amount of interest and linkage to Consumer Price Index recognized on the Consolidated Balance Sheets at March 31, 2021 and 2020 were $3,783 and $2,548, respectively.

The total amount of unrecognized tax benefits, which would impact the effective tax rate if recognized, was $26,921 and $25,258 at March 31, 2021 and 2020, respectively.